Exhibit 99.1

Broadridge Completes Acquisition of NewRiver, Inc., a Leading Innovator

in Electronic Investor Disclosure

Lake Success, New York – August 25, 2010 – Broadridge Financial Solutions, Inc. (NYSE:BR) today announced the closing of its acquisition of NewRiver, Inc., a leader in electronic investor disclosure solutions that has been an important supplier to Broadridge for nearly a decade.

This acquisition will strengthen its capabilities as the industry leader in compliance communications and intelligent document fulfillment. NewRiver’s data warehouse of regulatory disclosure documents and productivity tools will enable Broadridge to offer additional solutions to its brokerage, mutual fund, variable annuity and retirement plan clients.  Furthermore, the integration of additional data and technology accelerates Broadridge's overall e-strategy with a broader set of solutions to assist its clients in the transition from paper to electronic document delivery.

With the goal of delivering increased value to its clients, Broadridge will begin immediately integrating NewRiver’s business into its organization.

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About Broadridge

Broadridge is a technology services company focused on global capital markets. Broadridge is the market leader enabling secure and accurate processing of information for communications and securities transactions among issuers, investors and financial intermediaries. Broadridge builds the infrastructure that underpins proxy services for over 90% of public companies and mutual funds in North America; processes more than $3 trillion in fixed income and equity trades per day; and saves companies billions annually through its technology solutions.  For more information about Broadridge, please visit www.broadridge.com.

Forward-Looking Statements

This press release and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, such as our fiscal year 2011 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “2010 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information

Broadridge Investors:
Rick Rodick
Broadridge Financial Solutions, Inc.
Vice President, Investor Relations
(516) 472-5474

Broadridge Media Contacts:
Ed Orgon
The Torrenzano Group
+1 (212) 681-1700, ext. 102
ed@torrenzano.com

Arlene Driscoll
Broadridge Financial Solutions, Inc.
+1 (212) 981-1347
Arlene.Driscoll@broadridge.com